EXHIBIT 21

LIST OF SUBSIDIARIES (1)

Anadarko Algeria Company LLC (2)

a Delaware limited liability company,

Anadarko China Holdings 2 Company

a Cayman Islands corporation,

Anadarko E&P Company LP (2)

a Delaware limited partnership,

Anadarko Energy Marketing, Inc.

a Delaware corporation,

Anadarko Energy Services Company (2)

a Delaware corporation,

Anadarko Exploracao e Producao de Petroleo e Gas Natural LTDA.

a Brazil limited liability company,

Anadarko Ghana Mahogany-1 Company

a Cayman Islands corporation,

Anadarko Global Funding 1 Company

a Cayman Islands corporation,

Anadarko Global Funding II Ltd.

a Bahama Islands limited liability company,

Anadarko Global Holdings Company

a Delaware corporation,

Anadarko Holding Company

a Utah corporation,

Anadarko Land Corp

a Nebraska corporation,

Anadarko Limited Resources LLC

a Delaware limited liability company,

Anadarko Midkiff/Chaney Dell LLC

a Delaware limited liability company,

Anadarko Offshore Holding Company, LLC

a Delaware limited liability company,

(1)

The names of certain subsidiaries have been omitted since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary, as of the end of the year covered by this report, as defined under the Securities and Exchange Commission Regulation S-X 210.1-02(w).

(2)	Subsidiary meets the conditions of a significant subsidiary under the Securities and Exchange Commission Regulation S-X 210.1-02(w).

LIST OF SUBSIDIARIES (1)

Anadarko Uintah Midstream, LLC

a Delaware limited liability company,

Anadarko WCTP Company

a Cayman Islands corporation,

Anadarko West Texas LLC

a Delaware limited liability company,

Anadarko Worldwide Holdings CV (2)

a Netherlands limited partnership,

Bitter Creek Coal Company

a Utah corporation,

Headwater LLC

a Delaware limited liability company,

Howell Petroleum Corporation

a Delaware corporation,

Kerr-McGee (Nevada) LLC

a Nevada limited liability company,

Kerr-McGee China Petroleum LTD.

a Bahama Islands limited liability company,

Kerr-McGee Corporation (2)

a Delaware corporation,

Kerr-McGee Energy Services Corporation

a Delaware corporation,

Kerr-McGee Oil and Gas Corporation (2)

a Delaware corporation,

Kerr-McGee Oil and Gas Onshore LP (2)

a Delaware limited partnership,

Kerr-McGee Onshore Holding LLC (2)

a Delaware limited liability company,

Kerr-McGee Shared Services Company LLC (2)

a Delaware limited liability company,

Kerr-McGee Worldwide Corporation (2)

a Delaware corporation,

(1)

The names of certain subsidiaries have been omitted since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary, as of the end of the year covered by this report, as defined under the Securities and Exchange Commission Regulation S-X 210.1-02(w).

(2)	Subsidiary meets the conditions of a significant subsidiary under the Securities and Exchange Commission Regulation S-X 210.1-02(w).

LIST OF SUBSIDIARIES (1)

KM BM-C Seven Ltd.

a Bahama Islands limited liability company,

KM Denmark Overseas ApS

a Denmark corporation,

KM Global LTD.

a Delaware corporation,

KM Investment Corporation (2)

a Nevada corporation,

Lance Oil & Gas Company, Inc.

a Delaware corporation,

Mountain Gas Resources LLC

a Delaware limited liability company,

Resources Holding Inc.

a Delaware corporation,

Rock Springs Royalty Company LLC

a Utah limited liability company,

Upland Industries Corporation

a Nebraska corporation,

Western Gas Resources, Inc. (2)

a Delaware corporation,

WGR Asset Holding Company LLC

a Delaware limited liability company,

WGR Holdings, LLC

a Delaware limited liability company,

WGR Operating, LP

a Delaware limited partnership,

WHL, Inc. (2)

a Delaware corporation,

(1)

The names of certain subsidiaries have been omitted since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary, as of the end of the year covered by this report, as defined under the Securities and Exchange Commission Regulation S-X 210.1-02(w).

(2)	Subsidiary meets the conditions of a significant subsidiary under the Securities and Exchange Commission Regulation S-X 210.1-02(w).